SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2003

CKE RESTAURANTS, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-11313	33-0602639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3916 State Street, Ste. 300, Santa Barbara, CA	93105
(Address of principal executive offices)	(Zip Code)

(805) 898-8408

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed, since last report.)

Item 7.	Financial Statements and Exhibits.

(a) – (b) Not applicable.

(c)          Exhibits.

               The following exhibit is included herewith:

Exhibit Number	Description
99.1	Press release, dated July 1, 2003, issued by CKE Restaurants, Inc.

Item 9.	Regulation FD Disclosure (Information Provided Under Item 12).

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release No. 33-8216.

On July 1, 2003, CKE Restaurants, Inc., a Delaware corporation, issued a press release announcing its financial results for the quarter ended May 19, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.

Date: July 1, 2003	/s/ THEODORE ABAJIAN
Theodore Abajian Executive Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, July 1, 2003, issued by CKE Restaurants, Inc.